Exhibit 99.2

American Financial Group, Inc.
Investor Supplement—Fourth Quarter 2013

January 30, 2014

American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents—Investor Supplement—Fourth Quarter 2013

American Financial Group, Inc. Financial Highlights

(in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Highlights
Core net operating earnings	$117	$97	$87	$84	$61	$385	$314
Net earnings	158	83	110	120	50	471	488
Total assets	42,087	40,947	39,414	39,139	39,171	42,087	39,171
Adjusted shareholders’ equity (a)	4,109	4,048	3,978	3,950	3,784	4,109	3,784
Property and Casualty net written premiums	821	1,067	749	704	702	3,341	2,949
Annuity statutory premiums	1,381	1,167	861	624	560	4,033	2,991
Per share data
Core net operating earnings per share	$1.28	$1.06	$0.96	$0.92	$0.67	$4.22	$3.27
Diluted earnings per share	1.73	0.92	1.20	1.32	0.54	5.16	5.09
Adjusted book value per share (a)	45.90	45.36	44.78	43.94	42.52	45.90	42.52
Cash dividends per common share	1.220	0.1950	0.1950	0.1950	0.4450	1.8050	0.9700
Financial ratios
Annualized core operating return on equity (a)	11.5%	9.7%	8.9%	8.6%	6.4%	9.7%	8.2%
Annualized return on equity (a)	15.5%	8.3%	11.1%	12.4%	5.2%	11.9%	12.7%
Property and Casualty combined ratio—Specialty:
Loss & LAE ratio	62.4%	66.1%	60.3%	56.5%	72.9%	61.7%	64.3%
Underwriting expense ratio	28.9%	27.4%	36.7%	36.6%	25.1%	31.8%	31.1%

Combined ratio—Specialty	91.3%	93.5%	97.0%	93.1%	98.0%	93.5%	95.4%

Net spread on fixed annuities:
Net interest spread	2.86%	2.89%	3.02%	2.99%	3.18%	2.94%	3.12%
Net spread earned	1.67%	1.50%	1.65%	1.58%	1.49%	1.60%	1.48%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Summary of Earnings

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Property and Casualty Insurance
Underwriting profit	$75	$62	$19	$43	$10	$199	$118
Net investment income	67	65	65	66	69	263	275
Other expense	(11)	(14)	(2)	(13)	(10)	(40)	(50)

Property and Casualty Insurance operating earnings	131	113	82	96	69	422	343
Annuity earnings	92	78	82	76	68	328	256
Run-off Long-Term Care and Life losses	(3)	(4)	(2)	(1)	(12)	(10)	(4)
Medicare Supplement and Critical Illness earnings (a)	—	—	—	—	—	—	28
Interest expense of parent holding companies	(17)	(17)	(17)	(17)	(17)	(68)	(71)
Other expense	(28)	(22)	(22)	(28)	(24)	(100)	(89)

Pre-tax core operating earnings	175	148	123	126	84	572	463
Income tax expense	58	51	36	42	23	187	149

Core net operating earnings	117	97	87	84	61	385	314
Non-core items, net of tax:
Gain on sale of Medicare Supplement and Critical Illness	—	—	—	—	13	—	114
Other realized gains	41	35	26	36	36	138	128
Long-Term Care reserve charge	—	—	—	—	(99)	—	(99)
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	(35)	—	—	—	(35)	(20)
Former Railroad and Manufacturing operations	—	(14)	—	—	—	(14)	(1)
AFG tax case and settlement of open tax years	—	—	—	—	39	—	67
ELNY guaranty fund assessments charge (b)	—	—	(3)	—	—	(3)	—
Other	—	—	—	—	—	—	(15)

Net earnings	$158	$83	$110	$120	$50	$471	$488

(a)	Medicare Supplement and Critical Illness operations were sold August 2012.
(b)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary

(in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Core net operating earnings	$117	$97	$87	$84	$61	$385	$314

Net earnings	$158	$83	$110	$120	$50	$471	$488

Average number of diluted shares	91.438	91.014	91.472	91.048	91.413	91.242	95.945
Diluted earnings per share:
Core net operating earnings per share	$1.28	$1.06	$0.96	$0.92	$0.67	$4.22	$3.27
Gain on sale of Medicare Supplement and Critical Illness	—	—	—	—	0.15	—	1.19
Other realized gains	0.45	0.40	0.28	0.40	0.37	1.52	1.34
Long-Term Care reserve charge	—	—	—	—	(1.08)	—	(1.03)
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	(0.39)	—	—	—	(0.39)	(0.20)
Former Railroad and Manufacturing operations	—	(0.15)	—	—	—	(0.15)	(0.02)
AFG tax case and settlement of open tax years	—	—	—	—	0.43	—	0.70
ELNY guaranty fund assessments charge (a)	—	—	(0.04)	—	—	(0.04)	—
Other	—	—	—	—	—	—	(0.16)

Diluted earnings per share	$1.73	$0.92	$1.20	$1.32	$0.54	$5.16	$5.09

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Property and Casualty Insurance—Summary Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Property and Transportation	$17	$16	$(31)	$10	$(14)	$12	$19
Specialty Casualty	32	19	32	19	8	102	53
Specialty Financial	17	22	15	13	16	67	44
Other Specialty	9	5	5	6	5	25	15

Underwriting profit—Specialty	75	62	21	48	15	206	131
Other charges, included in loss and LAE	—	—	2	5	5	7	13

Underwriting profit—Core	75	62	19	43	10	199	118
Special A&E charges, included in loss and LAE	—	(54)	—	—	—	(54)	(31)

Underwriting profit (loss)—Property and Casualty Insurance	$75	$8	$19	$43	$10	$145	$87

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$(1)	$1	$—	$9	$—	$9
Catastrophe loss	1	2	18	10	24	31	37

Total current accident year catastrophe losses	$1	$1	$19	$10	$33	$31	$46

Loss reserve development (favorable) / adverse	$(5)	$40	$(22)	$(28)	$(7)	$(15)	$(30)

Combined ratio:
Property and Transportation	95.8%	97.1%	110.3%	96.5%	103.7%	99.2%	98.7%
Specialty Casualty	89.7%	93.4%	88.4%	92.7%	96.8%	90.9%	94.5%
Specialty Financial	85.2%	82.3%	86.6%	88.5%	84.9%	85.6%	89.2%
Other Specialty	60.4%	70.7%	74.0%	71.1%	70.0%	68.8%	78.5%
Combined ratio—Specialty	91.3%	93.5%	97.0%	93.1%	98.0%	93.5%	95.4%
Other core charges	0.1%	(0.1%)	0.2%	0.7%	0.7%	0.3%	0.4%
Special A&E charges	0.0%	5.7%	0.0%	0.0%	0.0%	1.7%	1.1%

Combined ratio	91.4%	99.1%	97.2%	93.8%	98.7%	95.5%	96.9%

Loss and LAE components—property and casualty insurance
Current accident year, excluding catastrophe loss	62.8%	67.4%	61.1%	59.8%	71.2%	63.1%	65.5%
Prior accident year development	(0.4%)	4.2%	(3.2%)	(4.1%)	(0.8%)	(0.4%)	(1.0%)
Current accident year catastrophe loss	0.1%	0.1%	2.6%	1.5%	3.2%	1.0%	1.3%

Loss and LAE ratio	62.5%	71.7%	60.5%	57.2%	73.6%	63.7%	65.8%

American Financial Group, Inc. Specialty—Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Gross written premiums	$1,071	$1,768	$1,041	$925	$965	$4,805	$4,321
Ceded reinsurance premiums	(250)	(701)	(292)	(221)	(263)	(1,464)	(1,372)

Net written premiums	821	1,067	749	704	702	3,341	2,949
Change in unearned premiums	38	(118)	(40)	(17)	54	(137)	(102)

Net earned premiums	859	949	709	687	756	3,204	2,847
Loss and LAE	537	626	428	388	551	1,979	1,829
Underwriting expense	247	261	260	251	190	1,019	887

Underwriting profit	$75	$62	$21	$48	$15	$206	$131

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$(1)	$1	$—	$9	$—	$9
Catastrophe loss	1	2	18	10	24	31	37

Total current accident year catastrophe losses	$1	$1	$19	$10	$33	$31	$46

Loss reserve development (favorable) / adverse	$(5)	$(13)	$(24)	$(33)	$(12)	$(75)	$(74)

Combined ratio:
Loss and LAE ratio	62.4%	66.1%	60.3%	56.5%	72.9%	61.7%	64.3%
Underwriting expense ratio	28.9%	27.4%	36.7%	36.6%	25.1%	31.8%	31.1%

Combined ratio	91.3%	93.5%	97.0%	93.1%	98.0%	93.5%	95.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.8%	67.4%	61.1%	59.8%	71.2%	63.1%	65.5%
Prior accident year development	(0.5%)	(1.4%)	(3.4%)	(4.8%)	(1.5%)	(2.4%)	(2.5%)
Current accident year catastrophe loss	0.1%	0.1%	2.6%	1.5%	3.2%	1.0%	1.3%

Loss and LAE ratio	62.4%	66.1%	60.3%	56.5%	72.9%	61.7%	64.3%

American Financial Group, Inc. Property and Transportation—Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Gross written premiums	$447	$1,147	$446	$352	$431	$2,392	$2,271
Ceded reinsurance premiums	(98)	(553)	(118)	(76)	(116)	(845)	(798)

Net written premiums	349	594	328	276	315	1,547	1,473
Change in unearned premiums	61	(77)	(27)	17	68	(26)	(50)

Net earned premiums	410	517	301	293	383	1,521	1,423
Loss and LAE	307	407	236	192	340	1,142	1,062
Underwriting expense	86	94	96	91	57	367	342

Underwriting profit (loss)	$17	$16	$(31)	$10	$(14)	$12	$19

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$(1)	$1	$—	$8	$—	$8
Catastrophe loss	—	—	17	10	20	27	27

Total current accident year catastrophe losses	$—	$(1)	$18	$10	$28	$27	$35

Loss reserve development (favorable) / adverse	$3	$(1)	$3	$(6)	$(2)	$(1)	$(16)

Combined ratio:
Loss and LAE ratio	74.9%	78.8%	78.5%	65.4%	88.9%	75.1%	74.7%
Underwriting expense ratio	20.9%	18.3%	31.8%	31.1%	14.8%	24.1%	24.0%

Combined ratio	95.8%	97.1%	110.3%	96.5%	103.7%	99.2%	98.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	74.1%	79.1%	71.6%	64.0%	84.3%	73.4%	73.8%
Prior accident year development	0.8%	(0.2%)	1.2%	(2.0%)	(0.5%)	(0.1%)	(1.0%)
Current accident year catastrophe loss	0.0%	(0.1%)	5.7%	3.4%	5.1%	1.8%	1.9%

Loss and LAE ratio	74.9%	78.8%	78.5%	65.4%	88.9%	75.1%	74.7%

American Financial Group, Inc. Specialty Casualty—Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Gross written premiums	$459	$461	$440	$430	$384	$1,790	$1,484
Ceded reinsurance premiums	(138)	(136)	(157)	(135)	(126)	(566)	(492)

Net written premiums	321	325	283	295	258	1,224	992
Change in unearned premiums	(11)	(36)	(6)	(36)	(9)	(89)	(44)

Net earned premiums	310	289	277	259	249	1,135	948
Loss and LAE	183	174	148	148	165	653	581
Underwriting expense	95	96	97	92	76	380	314

Underwriting profit	$32	$19	$32	$19	$8	$102	$53

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	1	—	—	1	1	3

Total current accident year catastrophe losses	$—	$1	$—	$—	$1	$1	$3

Loss reserve development (favorable) / adverse	$2	$(4)	$(22)	$(16)	$7	$(40)	$(18)

Combined ratio:
Loss and LAE ratio	59.0%	60.3%	53.4%	57.3%	65.9%	57.5%	61.3%
Underwriting expense ratio	30.7%	33.1%	35.0%	35.4%	30.9%	33.4%	33.2%

Combined ratio	89.7%	93.4%	88.4%	92.7%	96.8%	90.9%	94.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	58.5%	61.4%	61.2%	63.5%	62.5%	61.0%	62.8%
Prior accident year development	0.5%	(1.2%)	(8.0%)	(6.2%)	3.0%	(3.6%)	(1.8%)
Current accident year catastrophe loss	0.0%	0.1%	0.2%	0.0%	0.4%	0.1%	0.3%

Loss and LAE ratio	59.0%	60.3%	53.4%	57.3%	65.9%	57.5%	61.3%

American Financial Group, Inc. Specialty Financial—Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Gross written premiums	$164	$160	$155	$143	$151	$622	$566
Ceded reinsurance premiums	(32)	(36)	(38)	(30)	(43)	(136)	(155)

Net written premiums	132	124	117	113	108	486	411
Change in unearned premiums	(13)	(3)	(4)	3	(4)	(17)	(6)

Net earned premiums	119	121	113	116	104	469	405
Loss and LAE	42	37	37	42	40	158	157
Underwriting expense	60	62	61	61	48	244	204

Underwriting profit	$17	$22	$15	$13	$16	$67	$44

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$—	$1
Catastrophe loss	1	1	1	—	2	3	5

Total current accident year catastrophe losses	$1	$1	$1	$—	$3	$3	$6

Loss reserve development (favorable) / adverse	$(4)	$(4)	$—	$(6)	$(13)	$(14)	$(29)

Combined ratio:
Loss and LAE ratio	34.2%	31.2%	32.9%	35.8%	38.2%	33.5%	38.8%
Underwriting expense ratio	51.0%	51.1%	53.7%	52.7%	46.7%	52.1%	50.4%

Combined ratio	85.2%	82.3%	86.6%	88.5%	84.9%	85.6%	89.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	36.7%	33.7%	32.9%	40.3%	48.2%	35.9%	44.6%
Prior accident year development	(3.2%)	(3.2%)	(0.7%)	(4.8%)	(12.1%)	(3.0%)	(7.1%)
Current accident year catastrophe loss	0.7%	0.7%	0.7%	0.3%	2.1%	0.6%	1.3%

Loss and LAE ratio	34.2%	31.2%	32.9%	35.8%	38.2%	33.5%	38.8%

American Financial Group, Inc. Other Specialty—Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Gross written premiums	$1	$—	$—	$—	$(1)	$1	$—
Ceded reinsurance premiums	18	24	21	20	22	83	73

Net written premiums	19	24	21	20	21	84	73
Change in unearned premiums	1	(2)	(3)	(1)	(1)	(5)	(2)

Net earned premiums	20	22	18	19	20	79	71
Loss and LAE	5	8	7	6	6	26	29
Underwriting expense	6	9	6	7	9	28	27

Underwriting profit	$9	$5	$5	$6	$5	$25	$15

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	—	1	—	2

Total current accident year catastrophe losses	$—	$—	$—	$—	$1	$—	$2

Loss reserve development (favorable) / adverse	$(6)	$(4)	$(5)	$(5)	$(4)	$(20)	$(11)

Combined ratio:
Loss and LAE ratio	28.3%	35.0%	35.1%	33.7%	32.7%	32.9%	41.3%
Underwriting expense ratio	32.1%	35.7%	38.9%	37.4%	37.3%	35.9%	37.2%

Combined ratio	60.4%	70.7%	74.0%	71.1%	70.0%	68.8%	78.5%

American Financial Group, Inc. Annuity Results of Operations (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Net investment income	$270	$259	$257	$248	$254	$1,034	$976
Guaranteed withdrawal benefit fees	7	7	6	5	5	25	14
Policy charges and other miscellaneous income	14	10	9	9	8	42	38

Total revenues	291	276	272	262	267	1,101	1,028
Annuity benefits	137	140	120	134	124	531	541
Acquisition expenses	35	35	48	31	58	149	150
Other expenses	27	23	22	21	17	93	81

Total costs and expenses	199	198	190	186	199	773	772

Earnings before income taxes—core	92	78	82	76	68	328	256
ELNY guaranty fund assessments charge (a)	—	—	(5)	—	—	(5)	—

Earnings before income taxes	$92	$78	$77	$76	$68	$323	$256

Detail of annuity benefits above:
Interest credited—fixed	$118	$113	$111	$109	$109	$451	$438
Interest credited—fixed component of variable annuities	1	2	1	2	2	6	7
Change in expected death and annuitization reserve	5	4	6	4	5	19	19
Amortization of sales inducements	7	8	8	7	9	30	32
Guaranteed withdrawal benefit reserve	10	10	10	8	5	38	14
Change in other benefit reserves	1	2	3	1	3	7	10
Embedded derivative mark-to-market	74	33	(3)	80	(4)	184	93
Equity option mark-to-market	(85)	(32)	(16)	(77)	1	(210)	(66)
Unlockings	6	—	—	—	(6)	6	(6)

Total annuity benefits	$137	$140	$120	$134	$124	$531	$541

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Average fixed annuity investments (at amortized cost)	$20,524	$19,519	$18,615	$17,945	$17,485	$19,151	$16,650
Average annuity benefits accumulated	20,092	19,035	18,151	17,506	17,137	18,696	16,394

Investments in excess of annuity benefits accumulated	$432	$484	$464	$439	$348	$455	$256

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	5.21%	5.27%	5.45%	5.48%	5.74%	5.35%	5.80%
Interest credited	(2.35%)	(2.38%)	(2.43%)	(2.49%)	(2.56%)	(2.41%)	(2.68%)

Net interest spread on fixed annuities	2.86%	2.89%	3.02%	2.99%	3.18%	2.94%	3.12%
Policy charges and other miscellaneous income	0.22%	0.15%	0.13%	0.14%	0.14%	0.16%	0.16%
Other annuity benefit expenses, net	(0.31%)	(0.38%)	(0.46%)	(0.35%)	(0.39%)	(0.37%)	(0.36%)
Acquisition expenses	(0.75%)	(0.72%)	(1.00%)	(0.69%)	(0.85%)	(0.79%)	(0.75%)
Other expenses	(0.53%)	(0.44%)	(0.43%)	(0.45%)	(0.39%)	(0.46%)	(0.46%)
Change in fair value of derivatives	0.22%	0.00%	0.39%	(0.06%)	0.09%	0.13%	(0.16%)
Unlockings	(0.04%)	0.00%	0.00%	0.00%	(0.29%)	(0.01%)	(0.07%)

Net spread earned on fixed annuities—core	1.67%	1.50%	1.65%	1.58%	1.49%	1.60%	1.48%

Average annuity benefits accumulated	$20,092	$19,035	$18,151	$17,506	$17,137	$18,696	$16,394
Net spread earned on fixed annuities	1.67%	1.50%	1.65%	1.58%	1.49%	1.60%	1.48%

Earnings on fixed annuity benefits accumulated	$84	$72	$75	$69	$64	$300	$243
Investments in excess of annuity benefits accumulated	$432	$484	$464	$439	$348	$455	$256
Net investment income (as % of investments)	5.21%	5.27%	5.45%	5.48%	5.74%	5.35%	5.80%

Earnings on investments in excess of annuity benefits accumulated	$6	$6	$6	$6	$5	$24	14
Variable annuity earnings	2	—	1	1	(1)	4	(1)

Earnings before income taxes—core	92	78	82	76	68	328	256
ELNY guaranty fund assessments charge (a)	—	—	(5)	—	—	(5)	—

Earnings before income taxes	$92	$78	$77	$76	$68	$323	$256

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments charge in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group Annuity Premiums (Statutory)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Retail single premium annuities—indexed	$565	$509	$472	$333	$305	$1,879	$1,662
Retail single premium annuities—fixed	53	48	37	27	35	165	153
Financial institutions single premium annuities—indexed	498	352	169	83	59	1,102	291
Financial institutions single premium annuities—fixed	201	198	118	111	86	628	587
Education market—403(b) fixed and indexed annuities	51	49	52	55	60	207	237

Subtotal fixed annuity premiums	1,368	1,156	848	609	545	3,981	2,930
Variable annuities	13	11	13	15	15	52	61

Total annuity premiums	$1,381	$1,167	$861	$624	$560	$4,033	$2,991

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP)

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Beginning fixed annuity reserves	$19,505	$18,564	$17,737	$17,274	$16,999	$17,274	$15,188
Premiums	1,368	1,156	848	609	545	3,981	2,930
Federal Home Loan Bank advances	—	—	200	—	—	200	—
Surrenders, benefits and other withdrawals	(408)	(381)	(352)	(352)	(355)	(1,493)	(1,397)
Interest and other annuity benefit expenses:
Interest credited	118	113	111	109	109	451	438
Embedded derivative mark-to-market	74	33	(3)	80	(4)	184	93
Change in other benefit reserves	18	20	23	17	(10)	78	32
Unlockings	4	—	—	—	(10)	4	(10)

Ending fixed annuity reserves	$20,679	$19,505	$18,564	$17,737	$17,274	$20,679	$17,274

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$20,679	$19,505	$18,564	$17,737	$17,274	$20,679	$17,274
Impact of unrealized investment gains on reserves	71	84	87	140	136	71	136
Fixed component of variable annuities	194	196	197	198	199	194	199

Annuity benefits accumulated per balance sheet	$20,944	$19,785	$18,848	$18,075	$17,609	$20,944	$17,609

Annualized surrenders and other withdrawals as a % of beginning reserves	8.4%	8.2%	7.9%	8.2%	8.4%	8.6%	9.2%

American Financial Group, Inc. Consolidated Balance Sheet

($ in millions)

	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
Assets:
Total cash and investments	$31,313	$29,921	$29,262	$29,084	$28,449	$28,037
Recoverables from reinsurers	3,157	3,138	3,044	3,083	3,750	3,865
Prepaid reinsurance premiums	408	662	520	466	471	587
Agents’ balances and premiums receivable	739	801	754	649	636	750
Deferred policy acquisition costs	975	867	818	565	550	621
Assets of managed investment entities	2,888	2,779	2,973	3,285	3,225	3,102
Other receivables	854	1,078	422	384	539	1,168
Variable annuity assets (separate accounts)	665	629	608	614	580	577
Other assets	903	887	828	824	786	741
Goodwill	185	185	185	185	185	185

Total assets	$42,087	$40,947	$39,414	$39,139	$39,171	$39,633

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$6,410	$6,441	$6,098	$6,238	$6,845	$7,277
Unearned premiums	1,757	2,047	1,789	1,697	1,651	1,821
Annuity benefits accumulated	20,944	19,785	18,848	18,075	17,609	17,245
Life, accident and health reserves	2,063	2,011	2,017	2,021	2,059	1,699
Payable to reinsurers	508	601	367	250	475	656
Liabilities of managed investment entities	2,567	2,429	2,603	2,880	2,892	2,753
Long-term debt	913	913	949	950	953	966
Variable annuity liabilities (separate accounts)	665	629	608	614	580	577
Other liabilities	1,527	1,381	1,497	1,506	1,359	1,675

Total liabilities	$37,354	$36,237	$34,776	$34,231	$34,423	$34,669
Shareholders’ equity:
Common stock	$90	$89	$89	$90	$89	$91
Capital surplus	1,123	1,109	1,088	1,090	1,063	1,071
Appropriated retained earnings	49	45	33	64	75	109
Unappropriated retained earnings	2,777	2,729	2,664	2,620	2,520	2,577
Unrealized gains—fixed maturities	405	449	462	719	719	789
Unrealized gains—equities	121	119	138	146	104	132
Other comprehensive income, net of tax	(2)	2	(1)	4	8	10

Total shareholders’ equity	4,563	4,542	4,473	4,733	4,578	4,779
Noncontrolling interests	170	168	165	175	170	185

Total liabilities and equity	$42,087	$40,947	$39,414	$39,139	$39,171	$39,633

American Financial Group, Inc. Book Value Per Share and Price / Book Summary

(in millions, except per share information)

	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
Shareholders’ equity	$4,563	$4,542	$4,473	$4,733	$4,578	$4,779
Appropriated retained earnings	(49)	(45)	(33)	(64)	(75)	(109)

Shareholders’ equity, excluding appropriated retained earnings	4,514	4,497	4,440	4,669	4,503	4,670
Unrealized (gains) on fixed maturities	(405)	(449)	(462)	(719)	(719)	(789)

Adjusted shareholders’ equity	4,109	4,048	3,978	3,950	3,784	3,881
Goodwill	(185)	(185)	(185)	(185)	(185)	(185)
Intangibles	(22)	(26)	(29)	(33)	(36)	(39)

Tangible adjusted shareholders’ equity	$3,902	$3,837	$3,764	$3,732	$3,563	$3,657

Common shares outstanding	89.513	89.224	88.821	89.883	88.979	90.847
Book value per share:
Excluding appropriated retained earnings (a)	$50.43	$50.40	$49.98	$51.94	$50.61	$51.40
Adjusted (b)	45.90	45.36	44.78	43.94	42.52	42.72
Tangible, adjusted (c)	43.59	43.00	42.38	41.52	40.04	40.26
Market capitalization
AFG’s closing common share price	$57.72	$54.06	$48.91	$47.38	$39.52	$37.90
Market capitalization	$5,167	$4,823	$4,344	$4,259	$3,516	$3,443
Price / Adjusted book value ratio	1.26	1.19	1.09	1.08	0.93	0.89

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization

($ in millions)

	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
Direct obligations of AFG	$840	$840	$840	$840	$840	$840
Direct obligations of subsidiaries	73	73	89	90	93	106
Payable to subsidiary trusts	—	—	20	20	20	20

Long-term debt	$913	$913	$949	$950	$953	$966
Obligations secured by real estate	(61)	(61)	(62)	(62)	(62)	(63)

Debt excluding obligations secured by real estate	$852	$852	$887	$888	$891	$903

Total capital (a)	$5,597	$5,578	$5,554	$5,794	$5,626	$5,821
Total capital excluding obligations secured by real estate (a)	5,536	5,517	5,492	5,732	5,564	5,758
Total adjusted capital (b)	$5,192	$5,129	$5,092	$5,074	$4,907	$5,032
Total adjusted capital excluding obligations secured by real estate (b)	5,131	5,068	5,030	5,012	4,845	4,969
Ratio of debt to total capital (a):
Including debt secured by real estate	16.3%	16.4%	17.1%	16.4%	16.9%	16.6%
Excluding debt secured by real estate	15.4%	15.4%	16.2%	15.5%	16.0%	15.7%
Ratio of debt to total adjusted capital (b):
Including debt secured by real estate	17.6%	17.8%	18.6%	18.7%	19.4%	19.2%
Excluding debt secured by real estate	16.6%	16.8%	17.6%	17.7%	18.4%	18.2%

(a)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings.
(b)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Additional Supplemental Information

($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	12/31/13	12/31/12
Property and Casualty Insurance
Paid Losses (GAAP)	$576	$417	$520	$357	$785	$1,870	$2,026

	12/31/13	09/30/13	06/30/13	03/31/13	12/31/12	09/30/12
Statutory Surplus
Property and Casualty Insurance	$1,895	$2,133	$2,096	$2,090	$2,015	$2,044
AFG’s principal annuity subsidiaries (total adjusted capital)	$1,660	$1,590	$1,517	$1,483	$1,380	$1,275
Allowable dividends without regulatory approval
Property and Casualty Insurance	$335	$237	$237	$237	$237	$375
Annuity and Run-off	274	158	158	158	158	171

Total	$609	$395	$395	$395	$395	$546

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income December 31, 2013

($ in millions)

	Carrying Value
	Property and					% of
	Casualty	Annuity and		Consolidate	Total AFG	Investment
	Insurance	Run-off	Other	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$636	$439	$564	$—	$1,639	5%
Fixed maturities	5,229	21,521	11	—	26,761	86%
Equity securities	816	321	42	—	1,179	4%
Policy loans	—	238	—	—	238	1%
Mortgage loans	118	663	—	—	781	2%
Real estate and other investments	320	658	8	(271)	715	2%

Total cash and investments	$7,119	$23,840	$625	$(271)	$31,313	100%

	Property and
	Casualty	Annuity and		Consolidate	Total AFG
	Insurance	Run-off	Other	CLOs	Consolidated
Total quarterly net investment income:
Fixed maturities	$53	$268	$—	$—	$321
Equity securities	9	4	2	—	15
Other investments	8	20	—	(8)	20

Gross investment income	70	292	2	(8)	356
Investment expenses	(3)	(3)	—	—	(6)

Total net investment income	$67	$289	$2	$(8)	$350

	Equity Securities
			Unrealized
	Cost	Fair Value	Gain (Loss)
Annuity and Run-off	$279	$321	$42
Property and Casualty Insurance	666	816	150
Other	42	42	—

Total AFG consolidated	$987	$1,179	$192

American Financial Group, Inc. Fixed Maturities—By Security Type—AFG Consolidated

December 31, 2013

($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$334	$338	$4	1%	1%
States, municipalities and political subdivisions	5,390	5,402	12	20%	17%
Foreign government	307	317	10	1%	1%
Residential mortgage-backed securities	3,958	4,321	363	16%	14%
Commercial mortgage-backed securities	2,543	2,732	189	10%	9%
Asset-backed securities	2,482	2,498	16	10%	8%
Corporate bonds
Manufacturing	2,217	2,310	93	9%	7%
Banks, lending and credit institutions	1,859	1,946	87	8%	6%
Gas and electric services	1,301	1,406	105	5%	5%
Insurance and insurance related	825	869	44	3%	3%
Other corporate	4,455	4,622	167	17%	15%

Total AFG consolidated	$25,671	$26,761	$1,090	100%	86%

Annuity and Run-off	$20,599	$21,521	922	80%	69%
Property and Casualty Insurance	5,071	5,229	158	20%	17%
Other	1	11	10	0%	0%

Total AFG consolidated	$25,671	$26,761	$1,090	100%	86%

Annualized yield on fixed maturities:
Excluding investment expense (a)	5.10%
Net of investment expense (a)	5.01%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities—By Security Type Portfolio

December 31, 2013

($ in millions )

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$89	$89	$—	0%
States, municipalities and political subdivisions	3,299	3,254	(45)	15%
Foreign government	17	18	1	0%
Residential mortgage-backed securities	3,277	3,586	309	17%
Commercial mortgage-backed securities	2,315	2,490	175	12%
Asset-backed securities	1,899	1,916	17	9%
Corporate debt	9,703	10,168	465	47%

Total Annuity and Run-off	$20,599	$21,521	$922	100%

Annualized yield on fixed maturities:
Excluding investment expense (a)	5.32%
Net of investment expense (a)	5.26%
Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value
Property and Casualty Insurance:
US Government and government agencies	$245	$249	$4	5%
States, municipalities and political subdivisions	2,091	2,148	57	41%
Foreign government	290	299	9	6%
Residential mortgage-backed securities	680	724	44	14%
Commercial mortgage-backed securities	228	242	14	4%
Asset-backed securities	583	582	(1)	11%
Corporate debt	954	985	31	19%

Property and Casualty Insurance	$5,071	$5,229	$158	100%

Annualized yield on fixed maturities:
Excluding investment expense (a)	4.22%
Net of investment expense (a)	4.04%
Approximate average life and duration:
Approximate average life	4.5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities—Credit Rating and NAIC Designation

December 31, 2013

($ in millions)

	GAAP Data
	Amortized		% of	Unrealized
By Credit Rating	Cost	Fair Value	Fair Value	Gain (Loss)
Investment grade
AAA	$5,634	$5,803	22%	$169
AA	5,097	5,137	19%	40
A	6,570	6,855	26%	285
BBB	4,952	5,204	19%	252

Subtotal—Investment grade	22,253	22,999	86%	746
BB	689	720	3%	31
B	504	525	2%	21
Other	2,225	2,517	9%	292

Total	$25,671	$26,761	100%	$1,090

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC	Carrying	% of Carrying	Amortized		Unrealized
Designation	Value	Value	Cost	Fair Value	Gain (Loss)
NAIC 1	$19,789	78%	$19,792	$20,632	$840
NAIC 2	4,766	19%	4,766	4,996	230

	24,555	97%	24,558	25,628	1,070
NAIC 3	508	2%	508	528	20
NAIC 4	228	1%	228	237	9
NAIC 5	48	0%	49	54	5
NAIC 6	36	0%	40	63	23

Total	$25,375	100%	$25,383	$26,510	$1,127

American Financial Group, Inc. Mortgage-Backed Securities—AFG Consolidated

December 31, 2013

($ in millions)

				% of
	Amortized		% of	Investment	Unrealized
By Asset Type	Cost	Fair Value	Fair Value	Portfolio	Gain (Loss)
Residential
Agency	$297	$300	4%	1%	$3
Prime (Non-Agency)	1,866	2,070	29%	7%	204
Alt-A	938	1,028	15%	3%	90
Subprime	857	923	13%	3%	66

Subtotal—Residential	3,958	4,321	61%	14%	363
Commercial	2,543	2,732	39%	9%	189

Total AFG consolidated	$6,501	$7,053	100%	23%	$552

Annuity and Run-off	$5,592	$6,076	86%	20%	484
Property and Casualty Insurance	908	966	14%	3%	58
Other	1	11	0%	0%	10

Total AFG consolidated	$6,501	$7,053	100%	23%	$552

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 82%; Alt-A 78%; Subprime 84%; CMBS 99%.

•	The average FICO score of our residential MBS securities is—Prime 736; Alt-A 712; Subprime 643.

•	100% of our Commercial MBS portfolio is investment-grade rated (84% AAA) and the average subordination for this group assets is 38%.

•	The approximate average life by collateral type is—Residential 5 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio

December 31, 2013

($ in millions)

Annuity and Run-off:

				% of
	Amortized		% of	Investment	Unrealized
By Asset Type	Cost	Fair Value	Fair Value	Portfolio	Gain (Loss)
Residential
Agency	$118	$122	2%	1%	$4
Prime (Non-Agency)	1,725	1,902	31%	8%	177
Alt-A	766	842	14%	4%	76
Subprime	668	720	12%	3%	52

Subtotal—Residential	3,277	3,586	59%	16%	309
Commercial	2,315	2,490	41%	11%	175

Total Annuity and Run-off	$5,592	$6,076	100%	27%	$484

Property and Casualty Insurance:

				% of
	Amortized		% of	Investment	Unrealized
By Asset Type	Cost	Fair Value	Fair Value	Portfolio	Gain (Loss)
Residential
Agency	$179	$178	19%	3%	$(1)
Prime (Non-Agency)	140	157	16%	2%	17
Alt-A	172	186	19%	3%	14
Subprime	189	203	21%	3%	14

Subtotal—Residential	680	724	75%	11%	44
Commercial	228	242	25%	3%	14

Total Property and Casualty Insurance	$908	$966	100%	14%	$58

American Financial Group, Inc. Mortgage-Backed Securities—Credit Rating and NAIC Designation

December 31, 2013

($ in millions)

	GAAP data
	Amortized		% of	Unrealized
By Credit Rating	Cost	Fair Value	Fair Value	Gain (Loss)
Investment grade
AAA	$2,745	$2,921	41%	$176
AA	385	406	6%	21
A	603	633	9%	30
BBB	305	327	5%	22

Subtotal—investment grade	4,038	4,287	61%	249
BB	310	319	5%	9
B	426	441	6%	15
Other	1,727	2,006	28%	279

Total	$6,501	$7,053	100%	$552

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC	Carrying	% of Carrying	Amortized		Unrealized
Designation	Value	Value	Cost	Fair Value	Gain (Loss)
NAIC 1	$6,159	96%	$6,162	$6,742	$580
NAIC 2	123	2%	123	123	—

	6,282	98%	6,285	6,865	580
NAIC 3	39	1%	39	37	(2)
NAIC 4	70	1%	71	75	4
NAIC 5	10	0%	10	17	7
NAIC 6	15	0%	16	33	17

Total	$6,416	100%	$6,421	$7,027	$606